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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2000

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                       1-8597                          94-2657368
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On January 31, 2000, The Cooper Companies, Inc. issued a press release announcing that its CooperSurgical unit completed the purchase of a group of women's healthcare products from Leisegang Medical, Inc. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
  No.    Description
-------  -----------
 99.1    Press Release dated January 31, 2000 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE COOPER COMPANIES, INC.

                                         By   /s/ Stephen C. Whiteford
                                              ------------------------
                                              Stephen C. Whiteford
                                              Vice President and
                                              Corporate Controller
                                              (Principal Accounting Officer)

Dated:  February 2, 2000

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
  No.    Description                                               Numbered Page
-------  -----------                                               -------------
 99.1    Press Release dated January 31, 2000 of The Cooper
         Companies, Inc.